Exhibit 10.2


                           SECURITY FIRST NETWORK BANK
                              AMENDED AND RESTATED
                          DIRECTORS' STOCK OPTION PLAN

         1.       NAME AND PURPOSE.

                  1.1 This plan is the SECURITY FIRST NETWORK BANK AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN (the "Plan").

                  1.2 The purposes of the Plan are to enhance the Bank's ability to attract and retain highly qualified individuals to serve as members of the Bank's Board of Directors and to provide additional incentives to Directors to promote the success of the Bank. The Plan provides Directors of the Bank an opportunity to purchase shares of the Stock of the Bank pursuant to Options. Options granted under the Plan shall not constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                  1.3 This Plan is intended to constitute a "formula plan" and the Directors are intended to be "disinterested administrators" of Other Plans for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2.       DEFINITIONS.

         For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

                  2.1 "Bank" means Security First Network Bank, a federal savings bank.

                  2.2      "Board" means the Board of Directors of the Bank.

                  2.3 "Director" means a member of the Bank's Board who is not an officer or employee of the Bank or any of its subsidiaries, or of Cardinal Bancshares, Inc. or any of its subsidiaries.

                  2.4 "Effective Date" means the date the Plan was adopted by the Board.

                  2.5 "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to exercise of an Option.

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                  2.6      "Expiration  Date"  means the 10th anniversary of the
day following the date on which the Plan is approved by stockholders pursuant to
Section 17.1 below. Notwithstanding the foregoing, the Expiration Date shall also mean the date on which the Option is terminated pursuant to Section 4.2(c) below.

                  2.7 "Fair Market Value" means the value of each share of Stock subject to this Plan determined by the Board in good faith.

                  2.8 "Grant Date" means the date on which an Option takes effect pursuant to Section 7 of this Plan, which shall be the date of the Spin-off.

                  2.9 "Option" means any option to purchase one or more shares of Stock pursuant to this Plan.

                  2.10 "Optionee" means a person who holds an Option under this Plan.

                  2.11     "Option   Period"  means  the  period  during  which
Options may be exercised as defined in Section 9.

                  2.12 "Option Price" means the purchase price for each share of Stock subject to an Option.

                  2.13 "Other Plan" means the Security First Network Bank, Employee Stock Option Plan and any other stock option plan adopted by the Bank or any of its subsidiaries.

                  2.14     "Spin-off"   means  the  spin-off  of  the  Bank  by
Cardinal Bancshares, Inc. pursuant to the Amended and Restated Plan of Distribution of Cardinal Bancshares, Inc.

                  2.15 "Stock" means the Common Stock, without par value, of the Bank.

                  2.16 "Stock Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

         3.       ADMINISTRATION OF THE PLAN.

         The  Plan   shall  be   administered   by  the   Board.   The   Board's
responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options provided herein, to maintain appropriate records and reports regarding those Options, and to take all acts authorized by this Plan.

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         4.       STOCK SUBJECT TO THE PLAN.


                  4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock which may be issued pursuant to the Plan shall not exceed 278,760. */ If any Option expires, terminates or is canceled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall not be available for future Options granted under the Plan.


                  4.2 (a) If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Bank. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation of the Bank ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of the Bank who owned a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, and the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares.

                           (b)      Subject to  Subsection  (c) hereof,  if the
Bank shall be the surviving bank in any reorganization, merger or consolidation of the Bank with one or more other banks, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such


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*/   Restated to reflect the 4 for 1 stock split as of the Spin-off in May 1996.


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reorganization,  merger or  consolidation,  with a  corresponding  proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                           (c)      Upon the  dissolution or liquidation of the
Bank, or upon a merger, consolidation or reorganization of the Bank with one or more other banks in which the Bank is not the surviving bank, or upon a sale of all or substantially all of the assets of the Bank to another bank, or upon any transaction (including, without limitation, a merger or reorganization in which the Bank is the surviving bank) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Bank, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor bank, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan (if applicable) and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option to the extent that such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Bank gives notice thereof to its shareholder.

                           (d)      Adjustments  under this Section 4.2 related
to stock or securities of the Bank shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                           (e)      The grant of an Option pursuant to the Plan
shall not affect or limit in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all of any part of its business or assets.

         5.       ELIGIBILITY.

         Eligibility under this Plan is limited to Directors of the Bank.


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         6.       THE OPTION PRICE.

         The Option Price of the Stock covered by each Option granted under this Plan shall be $1.25 */ per share. The Option Price shall be subject to adjustment as provided in Section 4.2 hereof.


         7.       NUMBER OF SHARES AND GRANT DATE.

         On the date of the Spin-off, each of the following Directors shall be granted an Option to purchase 92,920 */ shares of Stock:

                           Carol M. Gatton,
                           Howard J. Runnion, Jr., and
                           Robert W. Copelan.

         8.       VESTING OF OPTIONS.

         Subject to the provisions of Section 9, the Options shall be vested upon the Grant Date (but shall not be exercisable before approval of the Plan by stockholders).

         9.       OPTION PERIOD.

         An Option shall be exercisable only during the Option Period. The Option Period shall commence on the date on which the Plan is approved by the stockholders of the Bank and shall end at the close of business on the Expiration Date. Termination of the Optionee's status as a Director for any reason shall not cause an Option to terminate.

         10.      TIMING AND METHOD OF EXERCISE.

         Subject to the limitations of Sections 8 and 9, an Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Bank written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Secretary of the Bank at its principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Secretary of the Bank. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair Market Value in accordance with the Plan. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under an Other Plan are surrendered in payment of the

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*/   Restated to reflect the 4 for 1 stock split as of the Spin-off in May 1996.

Exercise Price of Options, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. However, payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Bank as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Bank cash (or cash equivalents acceptable to the Bank) equal to the Exercise Price. If an Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above.

         11.      NO SHAREHOLDER RIGHTS UNDER OPTION.

         No Optionee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.

         12.      CONTINUATION OF SERVICE.

         Nothing in the Plan shall confer upon any person any right to continue to serve as a Director.

         13.      STOCK OPTION AGREEMENT.

         Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement notifying the Optionee of the grant and incorporating the terms of this Plan. The Stock Option Agreement shall be executed by the Bank and the Optionee.

         14.      WITHHOLDING.

         The Bank shall have the right to withhold, or require an Optionee to remit to the Bank, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities, and other laws, the Optionee may satisfy a tax withholding requirement by directing the Bank to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 14.


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         15.      NONTRANSFERABILITY OF OPTIONS.

         Each Option granted pursuant to this Plan shall, during Optionee's lifetime, be exercisable only by Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, as amended and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

         16.      USE OF PROCEEDS.

         Cash proceeds realized from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Bank.

         17.      ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION
                  OF THE PLAN.

                  17.1 The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of its adoption by the Board by the affirmative votes of the holders of a majority of the Stock of the Bank present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, provided, that upon approval of the Plan by the stockholders of the Bank, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders had approved the Plan on the Effective Date.

                  17.2 Subject to the limitation of Section 17.4, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

                           (a)      To   materially   increase   the   benefits
accruing to participants under the Plan (for example, to increase the number of Options that may be granted to any Director).

                           (b)      To materially  increase the maximum  number
of shares of Stock that may be issued under the Plan;

                           (c)      To materially modify the requirements as to
eligibility for participation in the Plan.

                  17.3 No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan. This Plan shall terminate upon the earlier of the expiration or exercise of all of the Options granted hereunder or the Expiration Date, unless previously terminated pursuant to Section 4.2 or by the Board pursuant to this Section 17.

                  17.4 Notwithstanding the provisions of Section 17.2, the formula provisions of this Plan shall not be amended more than once in any six-month period.

         18.      REQUIREMENTS OF LAW.

                  18.1 The Bank shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Bank of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Bank shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  18.2 The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act and to qualify the Directors as disinterested administrators of the Other Plan for purposes of such Rule. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

         19.      GOVERNING LAW.

         The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Kentucky, other than the choice of law rules thereof.